Exhibit 99.3

INVESTOR PRESENTATION N A S D A Q : B U S E N A S D A Q: CF B August 27, 2024 CREATING A PREMIER AND DIFFERENTIATED COMMERCIAL BANKING FRANCHISE Transformative Partnership with CrossFirst Bankshares, Inc. M e m b e r s F D I C

Merger Investor Presentation | First Busey Corporation | Ticker: BUSE 2

Combined Company Profile

Busey® FIRST BUSEY CORPORATION + CROSSFIRST BANKSHARES, INC.™

CREATING A **PREMIER** AND **DIFFERENTIATED** COMMERCIAL BANKING FRANCHISE



A COMBINED
77 SERVICE CENTERS
ACROSS
10 STATES
COLORADO
KANSAS
MISSOURI
ILLINOIS
INDIANA
ARIZONA
PHOENIX
TUSCON
NEW MEXICO
OKLAHOMA
TEXAS
FLORIDA
NEARLY
2,000
ASSOCIATES
BUSEY BANK LOCATIONS
CROSSFIRST BANK LOCATIONS

Projected Balance Sheet Highlights at Close

~$20 Billion
Total Assets

~$17 Billion
Total Deposits

~$15 Billion
Total Loans

~$13 Billion
Wealth Assets Under Care

~$1.6 Billion
Tangible Common Equity

11.0%
CET1 Ratio

14.1%
Total Capital Ratio

3 Merger Investor Presentation First Busey Corporation | Ticker: BUSE 3 Transaction Rationale • Combines Busey’s low-cost funding base and high-quality commercial portfolio with CrossFirst’s attractive markets and commercial loan engine • With $20B+ in assets, the combined organization is expected to benefit from significant economies of scale and an enhanced growth profile entering the markets of Kansas City, Dallas, Denver, Phoenix, Oklahoma City, and Wichita • Expands Busey’s Regional Operating Model – an enterprise-wide sales structure organized by region to deliver excellent client service in each community via local leadership & autonomy – in attractive new markets • CrossFirst’s client base is particularly well-suited for Busey’s wealth management and payment technology solutions offerings • Complementary geographic footprints, business models, and organizational cultures position the combined organization to uniquely consolidate our strengths for the benefit of our clients Increase scale, expand into new growth markets Maintain fortress balance sheet and remain positioned for further growth • Expect minimal dilution to tangible book value of -0.6% with an earnback period of ~6 months • Pro Forma Capital ratios at closing expected to be significantly above “well-capitalized” thresholds: 9.6% leverage, 11.0% CET1, 14.1% Total Risk-Based Capital • Bank-level capital ratios also expected to be robust: 10.5% leverage, 13.5% Total RBC • Combined asset quality metrics remain strong • With a combined loan-to-deposit ratio of 86%, C&D concentration of 60%, and CRE concentration ratio of 250% at closing, the combined company will be well positioned for future growth Preserve leadership continuity to navigate transformational partnership and beyond • Van Dukeman to continue as Executive Chairman and CEO of First Busey and Executive Chairman of Busey Bank • Mike Maddox to assume role of Executive Vice Chairman & President of First Busey and CEO of Busey Bank at closing and will succeed Van Dukeman as CEO of First Busey on the earlier of the 1-year anniversary of the bank merger or 18-month anniversary of the holding company merger • Combined pro forma management team combines strengths of both companies and provides continuity of leadership during and beyond integration Enhance performance by leveraging combined strengths • Anticipated earnings accretion of 20%+ in 2026 excluding one-time merger charges and 16%+ in 2026 when further excluding rate marks • Strong improvements in ROAA, ROATCE, Net Interest Margin, and Efficiency Ratio • The disciplined expense management cultures of both companies will be augmented by cost savings associated with the combination; currently estimated at ~16% of CrossFirst’s 2025 noninterest expense base • Larger company expected to drive increased trading liquidity for shareholders and bolsters dividend capacity with enhanced earnings; CrossFirst shareholders to experience significant dividend pickup

4 Merger Investor Presentation First Busey Corporation | Ticker: BUSE 4 Pro Forma Loan & Deposit Distribution Note: All data most recent quarter, as of June 30, 2024 Loans Deposits 1-4 Family, 9% OO CRE, 9% NOO CRE, 28% C&D, 15% HELOC, <1% C&I, 39% Consumer & Other, <1% 1-4 Family, 15% OO CRE, 11% NOO CRE, 30% C&D, 9% HELOC, 2% C&I, 30% Consumer & Other, 3% NIB DDA, 29% IB DDA, 24% Savings & MMDA, 32% CDs < $250K, CDs > 12% $250K, 3% NIB DDA, 15% IB DDA, 11% Savings & MMDA, 45% CDs < $250K, 22% CDs > $250K, 7% NIB DDA, 23% IB DDA, 19% Savings & MMDA, 37% CDs < $250K, 16% CDs > $250K, 5% 1-4 Family, 19% OO CRE, 12% NOO CRE, 31% C&D, 5% HELOC, 3% C&I, 24% Consumer & Other, 6% $8.0B Yield: 5.51% CRE: 197% $6.3B Yield: 7.26% CRE: 324% $14.3B Yield: 6.28% CRE: 258% $10.0B Cost: 1.75% L/D: 80% Core: 96% $6.7B Cost: 3.92% L/D: 94% Core: 77% $16.7B Cost: 2.63% L/D: 86% Core: 88% PRO FORMA Based on 6/30/24 financials Improved loan production & yields across a well-diversified combined portfolio Funding profile remains strong with significant low-cost core deposits

5 Merger Investor Presentation First Busey Corporation | Ticker: BUSE 5 Combined Management Team Van Dukeman Executive Chairman & CEO, First Busey Chairman, Busey Bank Mike Maddox President & Executive Vice Chairman, First Busey CEO, Busey Bank Amy Fauss Chief Information & Technology Officer Jeff Jones Chief Financial Officer Randy Rapp President, Busey Bank Jeff Burgess President, Busey Wealth Management John Powers General Counsel Amy Randolph Chief Operating Officer Chip Jorstad Chief Credit Officer Monica Bowe Chief Risk Officer

6 Merger Investor Presentation First Busey Corporation | Ticker: BUSE 6 $3.9B $4.4B $4.3B $5.4B $6.1B $6.3B 2019 2020 2021 2022 2023 MRQ Complementary Strengths Busey Historical Cost of Deposits, 2015 - 2Q24 1 CrossFirst Loan Growth since 2019 BUSEY’S LOW-COST DEPOSIT BASE CROSSFIRST’S STRONG COMMERCIAL LOAN ENGINE IN ATTRACTIVE GROWTH MARKETS DEPLOYING BUSEY’S WEALTH MANAGEMENT & PAYMENT TECH CAPABILITIES TO CROSSFIRST’S CLIENTS AND THE COMPANIES THEY OWN & OPERATE $13 Billion Assets Under Care LTM Revenue $60 Million PT Margin LTM 42.9% As of 6/30/24 $12 Billion Payments Processed LTM Transactions Processed LTM 42 Million Revenue LTM 2 $23.7 Million As of 6/30/24 1 Quarterly effective fed funds per FRED, Federal Reserve Bank of St. Louis. Average during quarter, not seasonally adjusted 2 Revenue equates to all revenue sources tied to FirsTech and excludes intracompany eliminations

7 Merger Investor Presentation First Busey Corporation | Ticker: BUSE 7 Combined Markets Ripe for Commercial & Wealth Growth 1 Market GDP as of 2022 | Note: Does not include markets with populations under 500,000 | Source: S&P Capital IQ Pro; Census.gov; BEA.gov

Merger Investor Presentation | First Busey Corporation | Ticker: BUSE 8

Due Diligence Overview

Due Diligence Focus Areas

Credit	Regulatory Compliance
Business Systems	Enterprise Risk Management
Cybersecurity	Information Technology
Commercial Banking	Consumer Banking
Human Resources	Legal
Marketing & Branding	Operations
Finance & Accounting	ALCO & Treasury
Facilities	Tax

Due Diligence Process

- Comprehensive due diligence performed over multiple months by 60+ members across the respective management teams of Busey and CrossFirst
- Process methodically designed to identify key opportunities and risks that drive the planning process for a successful integration
- Busey team is highly experienced in diligence processes and has track record of successful integrations
  - Since 2015, Busey has completed 7 whole bank mergers (aggregating $7B+ in total assets) and 1 wealth management firm acquisition, along with active involvement in other due diligence reviews
  - Most recently completed acquisition of Merchants & Manufacturers Bank Corporation in 2Q24
- CrossFirst team is also experienced in M&A, completing 2 whole bank acquisitions in the past 3 years

Loan Review

- A leading independent credit review team was engaged to review the loan portfolio of both parties
  - Independent review of ~80% of the loan portfolio of CrossFirst, including 86% of all watch, criticized & classified credits, 87% of all construction & land development loans, and 76% of all other CRE
- Independent review augmented by detailed review by Busey's highly experienced credit team
  - Internal credit scope included 95% of watch, criticized & classified credits and a targeted review of newly originated loans
  - Thorough examination of underwriting standards
  - Focus on comprehensive assessment of the alignment of credit cultures in the combined organization

Busey + CROSSFIRST BANKSHARES, INC.

Merger Investor Presentation | First Busey Corporation | Ticker: BUSE | 9

Deal Overview

Transaction Structure	• CrossFirst Bankshares, Inc. (CFB) merges into First Busey Corporation (BUSE) in a 100% stock-for-stock exchange • Post-closing, CrossFirst Bank merges into Busey Bank • Operating under Busey brand and will continue trading under ticker BUSE
Ownership	• Fixed exchange ratio of 0.6675x • Pro forma ownership of 63.5% for BUSE and 36.5% for CFB on a fully diluted basis
Board of Directors	• 13 Board members – 8 from BUSE and 5 from CFB • Van Dukeman continues as Executive Chairman • Mike Maddox to assume the role of Executive Vice Chairman • Rod Brenneman (Current Chair of the Board for CFB) to be named Lead Independent Director • Remaining board members from each side to be independent • Pro forma Busey Bank Board mirrors the pro forma Holding Company Board
Executive Management	• Van Dukeman to continue as Executive Chairman & CEO of First Busey and Executive Chairman of Busey Bank • Mike Maddox to assume role of Executive Vice Chairman & President of First Busey and CEO of Busey Bank at closing and will succeed Van Dukeman as CEO of First Busey on the earlier of the 1-year anniversary of the bank merger or 18-month anniversary of the holding company merger, with Van Dukeman remaining Executive Chairman of both First Busey & Busey Bank • Remaining executive management team to be a combination of Busey and CrossFirst executives
Headquarters	• Busey Bank to remain headquartered in Champaign, Illinois, where the bank has been operating for 155+ years • First Busey's corporate headquarters will move to Leawood, Kansas (Kansas City metro) at the site of the current CrossFirst corporate headquarters
Other Considerations	• No branch closures or consolidations • Completion of the transaction is expected in the first or second quarter of 2025 and remains subject to customary closing conditions, including regulatory & shareholder approvals • Bank merger anticipated to occur in mid-2025

Busey + CROSSFIRST BANKSHARES, INC.

Merger Investor Presentation | First Busey Corporation | Ticker: BUSE | 10

Key Assumptions and Pro Forma Financial Impacts

Earnings	• Earnings projections for BUSE and CFB based on consensus estimates through 2025, then 5% growth thereafter • Many revenue synergies identified but not modeled into pro forma deal economics
Balance Sheet Marks	• Credit mark: 1.88% ($119.4 million); 75% PCD ($89.6 million) and 25% non-PCD ($29.8 million) • $1.1 million write-down on OREO • Interest rate loan mark: 1.39% ($88.4 million) • $6.7 million mark-down on CrossFirst's fixed assets • Core Deposit Intangible: $50.6 million (1.06% of CrossFirst's non-time deposits)
Cost Savings	• 16% of CrossFirst's 2025 noninterest expense base (~$25 million on a fully phased-in basis) • 50% to be realized in 2025 and 100% to be realized thereafter; 3% annual cost savings growth
Merger Charges	• $75.3 million of pre-tax, non-capitalized, merger-related charges, of which $42.1 million is to be recognized at closing/conversion with the remainder recognized through 2028 • $3.0 million of capitalized expenses at close
Other Assumptions	• CrossFirst outstanding equity awards converted into Busey equity awards at close • $7.8 million of CrossFirst preferred stock exchanged for equivalent Busey preferred stock (Tier 1 capital) at close • ~$1.6 million pre-tax reduction of CrossFirst's noninterest income due to Durbin Amendment impact on interchange • All outstanding trust preferred securities moved to Tier 2 capital at closing

Pro Forma Financial Impacts

-0.6%	~6 months	20%+	14.1%
TBV Dilution	TBV Earnback	2026 EPS Accretion (excluding one-time merger charges)	Total Capital Ratio

Note: Fair value marks based on metrics as of June 30, 2024

Busey + CROSSFIRST BANKSHARES, INC.

Merger Investor Presentation | First Busey Corporation | Ticker: BUSE 11

Pro Forma Earnings Power

Estimated Earnings Adjustments *($ millions)*


2025
(assumes 3/31/25 close)
$137
$62
$15
$25
-$1
-$1
$236
BUSE Net Income
CFB ¹ Net Income
Cost Savings (Fully-Phased)
FMV ² adjust.
Durbin inter-change adjust.
Other ³
Pro Forma Net Inc.


2026
$144
$84
$20
$28
-$1
-$2
$273
BUSE Net Income
CFB Net Income
Cost Savings (Fully-Phased)
FMV ² adjust.
Durbin inter-change adjust.
Other ³
Pro Forma Net Inc.

Enhanced Profitability

2025	Estimated Standalone	Estimated Pro Forma	*Change*
ROAA	1.13%	1.28%	+ 15 bps
ROATCE	12.7%	15.4%	+ 270 bps
NIM	3.24%	3.47%	+ 23 bps
Eff. Ratio	58.9%	52.6%	6.3% improvement

2026	Estimated Standalone	Estimated Pro Forma	*Change*
ROAA	1.16%	1.28%	+ 12 bps
ROATCE	11.9%	14.3%	+ 240 bps
NIM	3.38%	3.54%	+ 16 bps
Eff. Ratio	60.0%	53.7%	6.3% improvement

[1] 2025E earnings for CFB include consensus estimates for the last three quarters of 2025 | [2] Fair market value adjustments include securities & derivatives mark amortization, loan mark amortization, CDI amortization, deposit mark amortization, and fixed asset depreciation | [3] Other adjustments include, but are not limited to, opportunity cost of cash and capitalized expense amortization

Note: Excludes one-time deal charges and assumes fully phased-in cost savings

Busey + CROSSFIRST BANKSHARES, INC.

12 Merger Investor Presentation First Busey Corporation | Ticker: BUSE 12 Robust Capital Foundation BUSE CFB Pro 3/31/2025 3/31/2025 Forma 1 Consolidated Leverage Ratio 2 11.2% 10.2% 9.6% CET1 Ratio 13.4% 10.5% 11.0% Tier 1 Ratio 2 14.2% 10.6% 11.1% TRBC Ratio 17.5% 11.7% 14.1% Bank Level Leverage Ratio 12.3% 10.1% 10.5% CET1 Ratio 15.7% 10.4% 12.2% Tier 1 Ratio 15.7% 10.4% 12.2% TRBC Ratio 16.6% 11.5% 13.5% C&D Concentration 27% 107% 60% CRE Concentration 192% 307% 250% 1 Pro forma capital ratios inclusive of fair value adjustments and transaction expenses, assume an exchange ratio of 0.6675x 2 BUSE’s TruPS lose Tier 1 capital status due to crossing $15 billion in total assets with the subject transaction; TruPS remain included in Tier 2 capital

13 Merger Investor Presentation First Busey Corporation | Ticker: BUSE 13 1 Pro forma peers include select exchange-traded U.S. banks with total assets between $10 billion and $35 billion as of June 30, 2024: CBSH, FIBK, TCBI, GBCI, SFNC, HOMB, PPBI, FRME, FFBC, CVBF, BANR, HTH, EFSC | 2 Excludes one-time deal charges and assumes fully phased-in cost savings Note: Market data as of August 26, 2024 | Source: S&P Capital IQ Pro Positioned for Upside Pro Forma Estimates Above Peer Median? Pro Forma Peers 1 Median 75th Percentile 2025Y Profitability 2 Core ROAA 1.28% 1.10% 1.28% Core ROATCE 15.4% 14.1% 16.4% Net Interest Margin 3.47% 3.18% 3.81% Efficiency Ratio 52.6% 59.2% 56.5% Implied Trading Multiplies Stock Price $27.39 Price / TBV at Closing 152% 156% 203% Potential Upside + 2% + 33% Price / 2025Y EPS 2 9.8x 12.9x 16.4x Potential Upside + 32% + 68%

14 Merger Investor Presentation First Busey Corporation | Ticker: BUSE 14 Integration Planning TRACK RECORD OF SUCCESS REGIONAL OPERATING MODEL INFRASTRUCTURE IN PLACE Demonstrated track record of successfully expanding wealth business into new markets; additional services and capabilities will benefit existing CrossFirst customers Integrating CrossFirst’s efficient operating model, branch-lite footprint, and commercial-focused customer base has the potential to be less arduous than challenging integrations successfully managed in the past that included more retail and wealth operations Busey’s enterprise-wide sales structure is organized by region to deliver excellent client service within each community via local leadership and autonomy; each region has their own dedicated regional teams CrossFirst would be integrated into First Busey’s existing regional operating model with regional leadership in place from both franchises First Busey believes that it is well-positioned to absorb CrossFirst’s size, while maintaining ample infrastructure to expand existing operations on a combined basis First Busey invested significantly into technology, risk management, CRA, BSA/AML, etc. both before and after crossing the $10 billion regulatory threshold in 2021 Busey successfully integrated seven whole bank mergers aggregating $7B+ in total assets and one wealth management firm since 2015; most recent integration in 2Q24 An integral component of the regional operating model is bringing together associates from many different organizational backgrounds and with different expertise (Lending, Wealth, Payment Technology) to deliver comprehensive client solutions through an integrated sales culture

Merger Investor Presentation
First Busey Corporation | Ticker: BUSE 15

ASSOCIATE **BENEFITS**

Forbes AMERICA'S BEST BANKS

Busey named among America's Best Banks by *Forbes* for the third consecutive year in 2024

AMERICA'S BEST REGIONAL BANKS 2024 Newsweek

CrossFirst Bank was recognized by *Newsweek* as one of America's Best Regional Banks in 2024

4.3 / 5
ENGAGEMENT SCORE

Busey received a 4.3 out of 5.0 engagement score with 91% associate participation rate in 2023 associate experience survey through *Gallup*

90+%
SURVEY ENGAGEMENT

With more than 90% of employees responding, both Busey and CrossFirst continue to learn about needs and opportunities through *Gallup's Q12 Survey*

4.4 / 5
ENGAGEMENT SCORE

CrossFirst received a 4.4 out of 5.0 engagement score with 94% associate participation rate in 2024 associate experience survey through *Gallup*

155+ YEARS OF **TRUSTED** RELATIONSHIPS & **THRIVING** COMMUNITIES
Busey + CROSSFIRST BANKSHARES, INC.

16 Merger Investor Presentation First Busey Corporation | Ticker: BUSE 16 CUSTOMER BENEFITS Busey earned a Net Promoter Score (NPS) of 56.5 in 2023, significantly above industry average of 23.5 Full suite of innovative remote banking capabilities, nationwide ATM coverage, drive-up banking, Busey eBank and contactless payments give customers 24/7 access Through Busey’s wealth management and payment technology solutions and CrossFirst's specialty line of lending products, clients will have access to expanded and enhanced products and services ENHANCED 56.5 NET PROMOTER SCORE 24/7 CUSTOMER ACCESS CrossFirst earned a Net Promoter Score (NPS) of 47.0 in 2024, significantly above industry average of 23.5 47.0 NET PROMOTER SCORE PRODUCTS & SERVICES 155+ YEARS OF TRUSTED RELATIONSHIPS & THRIVING COMMUNITIES

Merger Investor Presentation | First Busey Corporation | Ticker: BUSE 17

COMMUNITY **BENEFITS**

3,207+
COMBINED SERVICE HOURS

CrossFirst Associates & Team Busey contributed over 3,207 Community Reinvestment Act service hours, supporting low to moderate community members in 2023

100+
ORGANIZATIONS BENEFITTED

Over 100 nonprofit organizations and charitable causes benefitted from CrossFirst team members

$1.8m+
ANNUAL CHARITABLE CONTRIBUTIONS

Busey gives over $1.8 million in annual charitable contributions through scholarships, youth programs, court advocacy, community basics and more

KEY COMMUNITY IMPACT CAMPAIGNS include Busey Drives Generosity, Pay It Forward Fridays and United Way Workplace Campaign

$778k+
ANNUAL CHARITABLE CONTRIBUTIONS

In 2023, CrossFirst gave over $778,000 in charitable contributions and sponsorships; making a difference in other people's lives

155+ YEARS OF TRUSTED RELATIONSHIPS & THRIVING COMMUNITIES

Busey + CROSSFIRST BANKSHARES, INC.

Appendix

Merger Investor Presentation | First Busey Corporation | Ticker: BUSE | 19

Pro Forma Earnings Accretion Reconciliation

Illustrative Fully Phased-In Earnings Accretion

(Assumes 3/31/25 close)

	Adjusted [1]		Unadjusted	
($ millions except for per share figures)	**2025Y**	**2026Y**	**2025Y**	**2026Y**
BUSE Earnings	$ 136.9	$ 143.8	$ 136.9	$ 143.8
CFB Earnings [2]	62.1	84.2	62.1	84.2
Combined Earnings	**199.0**	**227.9**	**199.0**	**227.9**
Cost Savings	14.9	20.5	7.5	20.5
FMV Adjustments [3]	24.6	28.2	24.6	28.2
Durbin Amendment Impact on Interchange Income	-1.3	-1.3	-1.3	-1.3
Merger Charges	0.0	0.0	-6.0	-9.4
Other Adjustments [4]	-1.2	-2.5	-1.2	-2.5
Merger-Related Income (After-Tax)	**37.0**	**44.9**	**23.6**	**35.5**
Pro Forma Earnings	**$ 236.0**	**$ 272.9**	**$ 222.6**	**$ 263.5**
Standalone Average Diluted Shares Outstanding (Millions)	58,698,122	58,699,089	58,698,122	58,699,089
Standalone Earnings per Share	**$ 2.33**	**$ 2.45**	**$ 2.33**	**$ 2.45**
Pro Forma Average Diluted Shares Outstanding (Millions)	84,027,016	92,493,629	84,027,016	92,493,629
Pro Forma Earnings per Share	**$ 2.81**	**$ 2.95**	**$ 2.65**	**$ 2.85**
EPS Accretion ($)	*$ 0.48*	*$ 0.50*	*$ 0.32*	*$ 0.40*
EPS Accretion (%)	*20.4%*	*20.4%*	*13.6%*	*16.3%*

[1] Excludes one-time deal charges and assumes fully phased-in cost savings | [2] 2025E earnings for CFB include consensus estimates for the last three quarters of 2025
[3] Fair market value adjustments include securities & derivatives mark amortization, loan mark amortization, CDI amortization, deposit mark amortization, and fixed asset depreciation | [4] Other adjustments include, but are not limited to, opportunity cost of cash and capitalized expense amortization

Busey + CROSSFIRST BANKSHARES, INC.

COMPANY PROFILES For additional information on First Busey Corporation: ir.busey.com For additional information on CrossFirst Bankshares: investors.crossfirstbankshares.com

Merger Investor Presentation | First Busey Corporation | Ticker: BUSE 21

Overview of First Busey Corporation (NASDAQ: BUSE)

Busey FIRST BUSEY CORPORATION

155+ YEARS

155+ year old financial institution headquartered in Champaign, IL

BuseyBANK
Business Banking
Personal Banking

Busey WEALTH MANAGEMENT
Wealth Management

firstech
Payment Tech Solutions

Regional operating model serving four regions


CHICAGO
PEORIA
CHAMPAIGN
IN
INDIANAPOLIS
ST. LOUIS
IL
MO
FL
FT. MYERS
Northern (IL)
Central (IL/IN)
Gateway (MO/IL)
Florida

AMONG THE BEST

Forbes WORLD'S BEST BANKS | Forbes AMERICA'S BEST BANKS | American Banker 2023 Best Banks to Work For | Best Places to Work IL 2023 | Pensions&Investments Best Places to Work in Money Management 2023 | Best Places to Work in Indiana | Best Companies to Work For in Florida 2023 Winner | SBM Small Business Monthly Best Large Bank

BuseyBANK *As of 6/30/24*	Busey WEALTH MANAGEMENT	firstech
$11.9 Billion *Assets* [1]	**$13.0 Billion** *Assets Under Care*	**$12 Billion** *LTM Payments Processed*
$378.4 Million *LTM Revenue* [2]	**$60.0 Million** *LTM Revenue* [3]	**$23.7 Million** *LTM Revenue* [4]

[1] Consolidated | [2] Busey Bank segment, excluding Wealth Management & FirsTech; excludes intracompany eliminations and consolidations
[3] Wealth Management segment | [4] FirsTech segment, excludes intracompany eliminations

Busey + CROSSFIRST BANKSHARES, INC.

22 Merger Investor Presentation First Busey Corporation | Ticker: BUSE 22 Busey’s Compelling Regional Operating Model Loans Banking Centers Legacy Institutions Deposits Northern Chicago suburbs Gateway St. Louis MSA Central Central IL, Joliet, Indiana Florida Southwest Florida 28 20 11 3 $5.4 billion $2.4 billion $1.8 billion $0.4 billion $3.2 billion Busey Main Street Herget South Side As of 6/30/24 AUC $9.2 billion $1.5 billion $1.2 billion $1.1 billion $1.8 billion $2.5 billion $0.5 billion Pulaski Bank of Edwardsville First Community Glenview State Bank Merchants & Manufacturers Busey Investors’ Security Trust Regions Integrated enterprise-wide go-to-market strategy focused on combining the power of commercial & wealth to provide a broad set of financial solutions to well-capitalized individuals and the companies they own & operate

23 Merger Investor Presentation First Busey Corporation | Ticker: BUSE 23 Busey’s Fully Integrated Wealth Platform $13.0 Billion Assets Under Care Revenue LTM 1 $60.0 Million PT Margin LTM 42.9% As of 6/30/24 ▪ Uniquely positioned with ability to provide comprehensive solutions similar to larger advisory firms while maintaining the tailored, client-focused approach of boutique investment firms ▪ Bank + Wealth partnership allows us to better keep customer funds inside our overall ecosystem depending on client needs ▪ Our fully internalized investment team continues to produce excellent returns, focused on long-term outperformance of benchmarks INVESTMENT MANAGEMENT ▪ Preserving and growing wealth with enhanced asset allocation & tax efficient strategies PERSONAL SERVICES ▪ Family Office ▪ High Net Worth ▪ Mass Affluent and Emerging Wealth INSTITUTIONAL SERVICES ▪ Retirement Plans ▪ Corporations & Municipalities ▪ Foundations and Endowments ▪ Not-for-Profit Organizations Wealth Client Segments TAX PLANNING & PREPARATION ▪ Deduction maximization, capital event planning, tax-advantaged savings & investment strategies FIDUCIARY ADMINISTRATION ▪ Trust services, estate planning, and philanthropic advisory PRIVATE CLIENT ▪ Concierge banking with one point of contact that coordinates all banking needs AG SERVICES ▪ Farm management and brokerage RETIREMENT PLANNING ▪ Goal-based advisory including life insurance, long-term care, executive stock option strategies Comprehensive and Integrated Core Capabilities to Serve Personal & Institutional Clients 1 Wealth Management segment

24 Merger Investor Presentation First Busey Corporation | Ticker: BUSE 24 ▪ Conservative underwriting leads to pristine credit quality ▪ CRE factors of DSCR, Debt Yield, & LTV stressed for effective gross income decline and interest & cap rate stress ▪ C&I factors including core, operating, traditional cash flows, working capital, and leverage ratios that each are stressed for rate hikes, historical revenue volatility, and a rigorous breakeven analysis ▪ Strong portfolio management that identifies early warning indicators and proactively engages the special assets group early in the credit review process (special assets group has remained intact since the 2008-2009 recession) 1 Capital calculated as Busey Bank Tier 1 Capital + Allowance for credit losses 2 Average loans was calculated as the average of the ending portfolio loan balances over the most recent four quarters Busey’s Pristine Credit Quality NPAs / Assets Classifieds / Capital 1 NCOs / Average Loans 2 $ in millions $ in millions $ in millions NPAs $28.9 $21.3 $16.6 $7.9 $9.2 NCOs $8.3 $2.2 $0.9 $2.3 $15.8 Classified Assets $97.8 $91.8 $107.1 $72.3 $95.8

25 Merger Investor Presentation First Busey Corporation | Ticker: BUSE 25 1 Estimated uninsured & uncollateralized deposits consists of the excess of accounts over $250K FDIC insurance limit, less internal accounts and fully-collateralized accounts (including preferred deposits) 2 Other deposits include brokered MMA, brokered CDs, ICS Demand & Savings, CDAR CDs Customers with Account Balances totaling $250K+ 2024 Q2 Number of customers 5,751 Median account balance $402 thousand Median customer tenure 14.1 years 2024 Q2 Estimated Uninsured & Uncollateralized Deposits1 $2.8 billion Estimated Uninsured & Uncollateralized Deposits1 / Total Deposits 29% As of 6/30/24 Retail Commercial Number of Accounts 256,000+ 33,000+ Avg Balance per Account $22 thousand $96 thousand Avg Customer Tenure 16.8 years 12.5 years Busey’s Granular, Stable Deposit Base Long-tenured Deposit Relationships that are very granular Deposit Flows by Type

Merger Investor Presentation | First Busey Corporation | Ticker: BUSE | 26

CrossFirst Overview & Investment Highlights

The CrossFirst Story

- Began de novo operations in 2007, completed IPO in 2019
- CrossFirst has grown primarily organically, as well as through four strategic acquisitions
- Maintain a branch-lite business model with 15 full-service locations, strategically placed across high-performing markets
- Specialty industry verticals include sponsor finance, financial institutions, restaurant finance, energy, and small business (SBA)


Phoenix
Tucson
Denver
Colorado Springs
Wichita
Kansas City
Clayton
Roy
Dallas
Frisco
Dallas Preston Center
Fort Worth
Oklahoma City
Tulsa

Total Assets – $7.6 billion

- Since 2012, total assets compound annual growth rate of 25%



Total Deposits - $6.7 billion

- DDA represents 14% of total deposits
- Granular deposit portfolio across geographies and industries

Strong Loan Portfolio

- Loan portfolio is 74% variable as of 6/30/2024
- Net charge-offs to average loans ratio of 0.07% for 2Q 2024
- Strong reserve levels at 1.20% of loans

NIE/Avg. Assets Driving Positive Leverage


2.17%
2.03%
1.92%
2.05%
2.02%
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024

Profitable Growth – 2Q 2024 $0.37 Diluted EPS

- Through second quarter of 2024, operating revenue [1] has grown 75% and net income has grown 96% since the same period in 2019, the year of our IPO

Capital

- Returned $4.5 million to stockholders through strategic share repurchases in 2024
- TBV/share growth of 73% since 2017



[1] Defined as net interest income plus non-interest income

Note: Data as of and for the quarter ended June 30, 2024, unless otherwise noted

Busey + CROSSFIRST BANKSHARES, INC.

27 Merger Investor Presentation First Busey Corporation | Ticker: BUSE 27 CrossFirst’s Diverse Loan Portfolio Non-Owner-Occupied CRE by Segment Commercial by Loan Type Note: Gross loans (net of unearned income), data as of June 30, 2024 NOO CRE, 44% Commercial, 35% OO CRE, 9% Residential Real Estate, 7% Energy, 4% Consumer, 1% Restaurants, 12% Manufacturing, 9% Credit Related Activities, 9% Engineering & Contracting, 8% Real Estate Activity, 6% Business Loans to Individuals, 6% Health Care, 5% Financial Management, 4% Aircraft & Transportation, 4% Misc. Financial Vehicles, 3% Other, 34% Industrial, 22% Multi-Family, 17% Retail, 14% Office, 11% Hotel, 9% 1-4 Fam. Resi. Const., 6% Other, 21% Office Portfolio Statistics • $286 million, 4.5% of total loans • Avg. loan size ~$6.3 million • Largest Loan: $25 million • Weighted Avg. LTV: 63% • Predominantly comprised of suburban and single-tenant • 97% Class A/B office space • Approximately 63% of the portfolio matures within the next two years and 83% of those loans have floating rates Total: $6.3 Billion

28 Merger Investor Presentation First Busey Corporation | Ticker: BUSE 28 CrossFirst’s Asset Quality 9.6% 14.0% 14.8% 15.8% 13.3% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 0.19% 0.50% 0.34% 0.27% 0.22% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 0.04% 0.09% 0.12% 0.10% 0.07% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 $67.6 $71.6 $73.5 $74.9 $76.2 $7.7 $6.1 $6.4 $5.2 $5.2 $75.3 $77.7 $79.9 $80.1 $81.4 1.17% 1.20% 1.20% 1.20% 1.20% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 ACL RUC ACL / Total Loans Classified Loans / Capital + ACL + RUC 1 NPAs / Total Assets NCOs / Average Loans 2 Allowance for Credit Losses + RUC 1 1 RUC includes the accrual for off-balance sheet credit risk for unfunded commitments | 2 Ratio is annualized for interim periods Note: Dollar amounts are in millions and amounts shown are as of the end of the period

29 Merger Investor Presentation First Busey Corporation | Ticker: BUSE 29 This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to Busey’s and CrossFirst’s beliefs, goals, intentions, and expectations regarding the proposed transaction, revenues, earnings, loan production, asset quality, and capital levels, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of probable losses on loans; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; the expected timing of completion of the proposed transaction; the expected cost savings, synergies and other anticipated benefits from the proposed transaction; and other statements that are not historical facts. Forward‐looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “plan,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “position,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction. Additionally, forward‐looking statements speak only as of the date they are made; Busey and CrossFirst do not assume any duty, and do not undertake, to update such forward‐looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Furthermore, because forward‐looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of Busey and CrossFirst. Such statements are based upon the current beliefs and expectations of the management of Busey and CrossFirst and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; the outcome of any legal proceedings that may be instituted against Busey or CrossFirst; the possibility that the proposed transaction will not close when expected or at all because required regulatory, stockholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the ability of Busey and CrossFirst to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Busey and CrossFirst do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate CrossFirst’s operations and those of Busey; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; Busey’s and CrossFirst’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by Busey’s issuance of additional shares of its capital stock in connection with the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of Busey and CrossFirst to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; changes in interest rates and prepayment rates of Busey’s or CrossFirst’s assets fluctuations in the value of securities held in Busey’s or CrossFirst’s securities portfolio; concentrations within Busey’s or CrossFirst’s loan portfolio (including commercial real estate loans), large loans to certain borrowers, and large deposits from certain clients; the concentration of large deposits from certain clients who have balances above current FDIC insurance limits and may withdraw deposits to diversify their exposure; the level of non-performing assets on Busey’s or CrossFirst’s balance sheets; the strength of the local, state, national, and international economy; risks related to the potential impact of general economic, political and market factors or of exceptional weather occurrences such as tornadoes, hurricanes, floods, blizzards, droughts on the companies or the proposed transaction; the economic impact of any future terrorist threats or attacks, widespread disease or pandemics or other adverse external events that could cause economic deterioration or instability in credit markets; changes in state and federal laws, regulations, and governmental policies concerning Busey’s or CrossFirst’s general business; changes in accounting policies and practices; increased competition in the financial services sector (including from non-bank competitors such as credit unions and fintech companies) and the inability to attract new customers; breaches or failures of information security controls or cybersecurity-related incidents; changes in technology and the ability to develop and maintain secure and reliable electronic systems; the loss of key executives or associates; changes in consumer spending; unexpected outcomes of existing or new litigation, investigations, or inquiries involving Busey (including with respect to Busey’s Illinois franchise taxes) or CrossFirst; other factors that may affect future results of Busey and CrossFirst and the other factors discussed in the “Risk Factors” section of each of Busey’s and CrossFirst’s Annual Report on Form 10‐K for the year ended December 31, 2023, in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of each of Busey’s and CrossFirst’s Quarterly Report on Form 10‐Q for the quarter ended June 30, 2024, and other reports Busey and CrossFirst file with the U.S. Securities and Exchange Commission (the “SEC”). Special Note Concerning Forward-Looking Statements Forward-Looking Statements

30 Merger Investor Presentation First Busey Corporation | Ticker: BUSE 30 Busey, CrossFirst, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding Busey’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 12, 2024, and certain other documents filed by Busey with the SEC. Information regarding CrossFirst’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 26, 2024, and certain other documents filed by CrossFirst with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph. Participants in Solicitation Additional Information and Where to Find It Additional Financial Information In connection with the proposed transaction, Busey will file a registration statement on Form S 4 with the SEC. The registration statement will include a joint proxy statement of Busey and CrossFirst, which also constitutes a prospectus of Busey, that will be sent to stockholders of Busey and CrossFirst seeking certain approvals related to the proposed transaction. The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SECURITY HOLDERS OF BUSEY AND CROSSFIRST AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BUSEY, CROSSFIRST AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about Busey and CrossFirst, without charge, at the SEC’s website (http://www.sec.gov). Copies of documents filed with the SEC by Busey will be made available free of charge in the “SEC Filings” section of Busey’s website, https://ir.Busey.com. Copies of documents filed with the SEC by CrossFirst will be made available free of charge in the “Investor Relations” section of CrossFirst’s website, https://investors.crossfirstbankshares.com/. This presentation contains certain financial information determined by methods other than U.S. Generally Accepted Accounting Principles (“GAAP”). Management uses these non-GAAP measures, together with the related GAAP measures, in analysis of Busey’s and CrossFirst’s performance and in making business decisions, as well as for comparison to Busey and CrossFirst’s peers. Busey and CrossFirst believe the adjusted measures are useful for investors and management to understand the effects of certain non-core and non-recurring noninterest items and provide additional perspective on Busey and CrossFirst’s performance over time. These non-GAAP disclosures have inherent limitations and are not audited. They should not be considered in isolation or as a substitute for operating results reported in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Tax effected numbers included in these non-GAAP disclosures are based on estimated statutory rates, estimated federal income tax rates, or effective tax rates. Non-GAAP Financial Information